UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ___________________
                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                       September 5, 2001 (August 29, 2001)


                         COMMISSION FILE NUMBER 01-19203
                             _______________________



                           PLM EQUIPMENT GROWTH FUND V
             (Exact name of registrant as specified in its charter)


CALIFORNIA                                   94-3104548
(State or other jurisdiction of        (I.R.S. Employer
incorporation or organization)      Identification No.)

120 MONTGOMERY STREET, SUITE 1350
SAN FRANCISCO, CA                                 94104
(Address of principal                        (Zip code)
executive offices)



       Registrant's telephone number, including area code: (415) 445-3201
                             _______________________


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ITEM  4.        CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On August 29, 2001, the General Partner, PLM Financial Services, Inc. engaged Deloitte & Touche LLP, or D&T, as the Partnership's principal independent auditors. On August 30, 2001, the General Partner dismissed KPMG LLP, or KPMG, as the principal independent auditors. The decision to change auditors was recommended by the management of the General Partner.

KPMG's reports on the Partnership's financial statements for fiscal years ended December 31, 2000 and 1999 do not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Partnership's fiscal years ended December 31, 1999 and 2000 and through the subsequent interim period to August 30, 2001, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report. During that time, there were no reportable "events" as listed in Item 304(a)(1)(v) of Regulation S-K.

During the Partnership's fiscal years ended December 31, 1999 and 2000 and through the subsequent interim period to August 30, 2001, the General Partner did not consult with D&T regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

We have provided KPMG a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission"). KPMG has provided us with a letter, addressed to the Commission, which is filed as Exhibit 16.1 to this Form 8-K.

ITEM  7.        FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS.

(c)      Exhibits:
          16.1 Letter from KPMG to the Securities and Exchange Commission, dated September 5, 2001.







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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     PLM  EQUIPMENT  GROWTH  FUND  V
     By:    PLM  Financial  Services,  Inc.
            General  Partner





     By:     /s/  Stephen  M.  Bess
             ----------------------
              Stephen  M.  Bess
              President  and
              Current  Chief  Accounting  Officer

Date:  September  5,  2001





               EXHIBIT  INDEX


Exhibit  Designation          Nature  of  Exhibit
--------------------          -------------------

16.1               Letter  from  KPMG  to  the  Securities  and
                   Exchange Commission, dated  September  5,  2001


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